Exhibit 10.1

Execution Version

J.P. MORGAN SECURITIES LLC

$300,000,000

Enviva Partners, LP

Enviva Partners Finance Corp.

8.50% Senior Notes due 2021

Purchase Agreement

October 20, 2016

J.P. Morgan Securities LLC

As Representative of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Enviva Partners, LP, a Delaware limited partnership (the “Partnership”), and Enviva Partners Finance Corp., a Delaware corporation (the “Finance Corp.” and together with the Partnership, the “Issuers”) propose to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $300,000,000 principal amount of its 8.50% Senior Notes due 2021 (the “Securities”).  The Securities will be issued pursuant to an Indenture to be dated as of November 1, 2016 (the “Indenture”), among the Issuers, the guarantors listed in Schedule 2 hereto (the “Enviva Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”), and will be guaranteed on an unsecured basis by each of the Guarantors (the “Guarantees”). On the Escrow Release Date (as defined below), if the Acquisition (as defined below) is consummated as a purchase of equity interests, the Notes will be guaranteed on an unsecured basis by the Target (as defined below). The term “Guarantors” refers to (i) the Enviva Guarantors and (ii) from and after the Escrow Release Date, if applicable, the Target (as defined below). Enviva Partners GP, LLC, a Delaware limited liability company (the “General Partner”), serves as the general partner of the Partnership.

The Securities are being issued in connection with a series of transactions pursuant to which the Partnership will acquire (the “Acquisition”) a wood pellet production plant located in Sampson County, NC and related assets, or the equity interests of one or more entities owning such plant and related assets (the “Target”) as well as off-take contracts and a third-party shipping contract (as further described in the Offering Memorandum) using, in part, the proceeds from the offering of the Securities.

On the Closing Date (as defined below), the Issuers will enter into an escrow and security agreement, to be dated the Closing Date (the “Escrow and Security Agreement”), among the Issuers, the Trustee and JPMorgan Chase Bank, N.A., as escrow agent (the “Escrow Agent”), pursuant to which the Issuers will deposit, or cause to be deposited, into an escrow account (the “Escrow Account”)  the gross proceeds of the offering of the Securities sold on the Closing Date (together with any other property from time to time held by the escrow agent in the Escrow Account, the “Escrowed Funds”). If the Escrow Release Conditions (as defined in the Time of Sale Information and the Offering Memorandum) are not satisfied on or prior to January 31, 2017 (the “Outside Date”), the funds held in the Escrow Account will be released to redeem (the “Special Mandatory Redemption”) the Securities at a special mandatory redemption price equal to 100% of the initial issue price of the Securities plus accrued and unpaid interest on the Securities from the Closing Date to, but not including, the redemption date (the “Special Mandatory Redemption Price”).  Alternatively, the Issuers may redeem the Securities, at their option, at the Special Mandatory Redemption Price, at any time prior to the Outside Date, if the Issuers determine, in their sole discretion, that the Escrow Release Conditions will not be satisfied by the Outside Date.  If the Escrow Release Conditions are satisfied on or prior to the Outside Date, the funds held in the Escrow Account will be released to or at the order of the Issuers in accordance with the terms of the Escrow Agreement.  The time at which the Escrowed Funds are released shall be referred to herein as the “Escrow Release Date.”

On the Escrow Release Date, if the Acquisition is consummated as a purchase of equity interests, then (i) the Target will execute the Joinder Agreement (the form of which is attached hereto as Annex E (the “Joinder Agreement”)) and the Target will, without any further action by any other person, become a party to this Agreement and (ii) the Issuers and the Target will enter into a supplemental indenture (the “Supplemental Indenture”) with the Trustee pursuant to which the Target will guarantee the rights and obligations of the Issuers under the Indenture effective as of and from the Escrow Release Date. Until the Target executes the Joinder Agreement, the Target has no rights or obligations under this Agreement.

The Issuers and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.                                      Offering Memorandum and Transaction Information.

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom.  The Issuers and the Enviva Guarantors have prepared a preliminary offering memorandum dated October 17, 2016 (the “Preliminary Offering

Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Issuers, the Guarantors and the Securities.  Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuers to the Initial Purchasers pursuant to the terms of this purchase agreement (the “Agreement”). The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum.  References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Issuers had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Issuers and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement and the related Guarantees. On the Escrow Release Date, if the Acquisition is consummated as a purchase of equity interests, the Issuers will cause the Target to join the Registration Rights Agreement by execution of the joinder attached thereto (the “Registration Rights Agreement Joinder”).

The transactions contemplated by this Agreement and the Joinder Agreement, the Indenture and the Supplemental Indenture, the Escrow and Security Agreement, the Registration Rights Agreement and the Registration Rights Agreement Joinder, the use of the net proceeds from the sale of the Securities to fund the Acquisition and to repay outstanding term loan indebtedness under the Senior Secured Credit Facilities and related fees and expenses, are collectively referred to as the “Transactions.”

2.                                      Purchase and Resale of the Securities.

(a)                                 The Issuers agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to: (i)  98.25% of the principal amount thereof for Securities purchased in the aggregate by the Initial Purchasers up to $250,000,000 and (ii) 98.75% of the principal amount thereof for the remaining Securities, in each case, plus accrued interest, if any, from November 1, 2016 to the Closing Date. The Issuers will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)                                 The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information.  Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)                                     it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii)                                  it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii)                               it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A)                               within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B)                               in accordance with the restrictions set forth in Annex C hereto.

(c)                                  Each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(f) and 6(g), counsel for the Issuers and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d)                                 The Issuers acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e)                                  Payment for and delivery of the Securities will be made at the offices of Latham & Watkins LLP (885 Third Avenue, New York, New York, 10022) at 10:00 A.M., New York City time, on November 1, 2016, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Issuers may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(f)                                   Payment for the Securities shall be made by wire transfer in immediately available funds to the Escrow Account in accordance with the Escrow and Security Agreement against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuers.  The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

(g)                                  The Issuers and the Enviva Guarantors and, if applicable, on the Escrow Release Date, the Target, acknowledge and agree that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Issuers, the Enviva Guarantors and the Target with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuers, the Enviva Guarantors, the Target or any other person.  Additionally, neither the Representative nor any other Initial Purchaser is advising the Issuer, the Enviva Guarantors, the Target or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Issuers, the Enviva Guarantors, and the Target shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Issuers or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Issuer, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Issuers, the Guarantors or any other person.

3.                                      Representations and Warranties of the Issuers and the Guarantors.  The Issuers and the Enviva Guarantors jointly and severally represent and warrant as of the Time of Sale and as of the Closing Date, and, if applicable, the Target, jointly and severally with the Issuers and the Enviva Guarantors, represents and warrants upon execution of, and according to the terms of, the applicable Joinder Agreement, in each case, to each Initial Purchaser (it being understood that prior to the Escrow Release

Date, all representations and warranties of the Issuers and the Guarantors with respect to the Target are made to the best knowledge of the Issuers and the Guarantors, after reasonable inquiry) that:

(a)                                 Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum.  The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.

(b)                                 Additional Written Communications.  The Issuers and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuers and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c).  Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication.

(c)                                  Incorporated Documents.  The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when they were filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                                 Financial Statements.  The financial statements and the related notes thereto included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly in all material respects the financial position of the Partnership and its subsidiaries (collectively, the “Partnership Entities”) as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, except to the extent disclosed therein; and the other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Partnership Entities and presents fairly in all material respects the information shown thereby. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(e)                                  No Material Changes.  Except as described in the Time of Sale Information and the Offering Memorandum, since the date of the latest audited financial statements of the Partnership included or incorporated by reference in the Time of Sale Information and the Offering Memorandum neither the Partnership Entities nor the Target have (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) issued or granted any securities, (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business, or (v) made any distribution, and since such date, there has not been any change in the partnership or limited liability company interests, as applicable, or long-term debt of the Partnership Entities or the Target or any adverse change, or any development involving a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” refers to an adverse change, in or affecting the condition (financial or otherwise), results of operations, members’ equity/partners’ capital, properties, management, business or prospects of the Partnership Entities (and, the Target, as applicable), taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, members’ equity or partners’ capital, properties, business or prospects of the Partnership Entities (and the Target, as applicable), taken as a whole.

(f)                                   The Issuers and the General Partner.  Each of the Issuers and the General Partner have been duly organized, is validly existing and in good standing as a limited partnership, corporation or limited liability company, as applicable, under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Issuers and the General Partner have all limited partnership, corporate or limited liability company, as applicable, power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged in all material respects. The Issuers and the General Partner do not own or control, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity other than the subsidiaries listed on Schedule 3 to this Agreement.

(g)                                  The Guarantors. The Guarantors have been duly incorporated or formed and are validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction in which they are chartered or organized, and are duly qualified to do business as a limited partnership or limited liability company, as the case may be, and are in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Guarantors have all limited partnership or limited liability company, as applicable, power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged in all material respects.

(h)                                 General Partner Authority. The General Partner has all limited liability company power and authority to act as the general partner of the Partnership as described in the Time of Sale Information and the Offering Memorandum.

(i)                                     Capitalization. As of June 30, 2016, the Partnership had the capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Partnership have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Partnership, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (collectively, “Liens”), except for Liens pursuant to the Senior Secured Credit Facilities, and, upon the Escrow Release Date, the equity interests of the Target will have been duly and validly authorized and issued, fully paid and non-assessable and will be owned directly or indirectly by the Partnership, free and clear of Liens, except for Liens pursuant to the Senior Secured Credit Facilities.

(j)                                    Due Authorization. The Partnership and each of the Enviva Guarantors have and, if applicable, on the Escrow Release Date, the Target will have, full right, power and authority to execute and deliver (to the extent party to the following) this Agreement, and, if applicable, the Joinder Agreement, the Securities, the Indenture (including each Guarantee set forth therein) and, if applicable, the Supplemental Indenture, the Exchange Securities (including the related Guarantees), the Registration Rights Agreement and, if applicable, the

Registration Rights Agreement Joinder and the Escrow and Security Agreement, to which they are or are to become a party (collectively, the “Transaction Documents”), including granting the first-priority security interest to be granted by it pursuant to the Escrow and Security Agreement and to perform their respective obligations hereunder and thereunder; and all action required to be taken by the Issuers and the Enviva Guarantors for the due and proper authorization, execution and delivery of each of the Transaction Documents (to the extent party thereto) and the consummation of the Transactions has been duly and validly taken and, if applicable, on the Escrow Release Date, all action required to be taken by the Target for the due and proper authorization, execution and delivery of each of the Transaction Documents (to the extent party thereto) and the consummation of Transactions will have been duly and validly taken.

(k)                                 The Indenture.  (i) The Indenture has been duly authorized by the Issuers and each of the Enviva Guarantors and on the Closing Date will be duly executed and delivered by the Issuers and each of the Enviva Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuers and each of the Enviva Guarantors enforceable against the Issuers and each of the Enviva Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws (whether considered in a proceeding at law or in equity) affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability and (B) by public policy and an implied covenant of good faith and fair dealing (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder; (ii) and, if applicable, on the Escrow Release Date, the Supplemental Indenture will be duly authorized by the Target and will be duly executed and delivered by such Target and, when duly executed and delivered in accordance with its terms by each of the parties thereto, the Indenture, as supplemented by the Supplemental Indenture, will constitute valid and legally binding agreements of the Target, enforceable against the Target in accordance with their terms, subject to the Enforceability Exceptions.

(l)                                     The Securities and the Guarantees.  The Securities have been duly authorized by the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuers enforceable against the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Enviva Guarantors and, if applicable, on the Escrow Release Date, will be duly authorized by the Target, and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, (i) the Guarantees of the Enviva Guarantors will be valid and legally binding obligations of each of the Enviva Guarantors and, if applicable, (ii) upon execution of the Supplemental Indenture by the Target, the

Guarantee of the Target will be a valid and legally binding obligation of the Target, in each case, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(m)                             The Exchange Securities. On the Closing Date, the Exchange Securities (including the related Guarantees) will have been duly authorized by the Issuers and each of the Enviva Guarantors and, if applicable, on the Escrow Release Date, the Guarantee of the Exchange Securities will have been duly authorized by the Target, and in each case, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement and, if applicable, on the Escrow Release Date, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuers, each as an issuer, and each of the Enviva Guarantors and, if applicable, the Target, each as a guarantor, enforceable against the Issuers and each of the Enviva Guarantors, and, if applicable, the Target, in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(n)                                 The Purchase Agreement and the Joinder Agreement.  This Agreement has been duly authorized, executed and delivered by the Issuers and each of the Enviva Guarantors and, if applicable, at the time of execution of the Joinder Agreement, the Joinder Agreement will have been duly authorized, executed and delivered by the Target.

(o)                                 The Registration Rights Agreement and the Registration Rights Agreement Joinder.  The Registration Rights Agreement has been duly authorized by the Issuers and each of the Enviva Guarantors and on the Closing Date will be duly executed and delivered by the Issuers and each of the Enviva Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuers and each of the Enviva Guarantors enforceable against the Issuers and each of the Enviva Guarantors in accordance with its terms and if applicable, at the time of execution of the Registration Rights Agreement Joinder, the Registration Rights Agreement Joinder will have been duly authorized, duly executed and delivered by the Target and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Target enforceable against the Target in accordance with its terms, in each case, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(p)                                 The Escrow and Security Agreement. On or prior to the Closing Date, the Escrow and Security Agreement will have been duly authorized, executed and delivered by the Issuers and will constitute a valid and legally binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, subject to the Enforceability Exceptions. On the Closing Date, the Escrow and Security Agreement will be effective to grant a valid and enforceable first-priority security interest, in favor of the Trustee for the benefit of the Trustee and the ratable benefit of the holders of the Securities, in the Issuers’ right, title and interest in the Escrow Account.

(q)                                         Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(r)                                            No Violation or Default.  Neither the Partnership Entities nor the Target is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Partnership Entities or the Target is a party or by which the Partnership Entities or the Target is bound or to which any property, right or asset of the Partnership Entities or the Target is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(s)                                           Non-Violation of Existing Instruments. The execution, delivery and performance by the Issuers and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the issuance of the Guarantees, the issuance of the Exchange Notes and the related Guarantees, the grant and perfection of the first-priority security interests pursuant to the Escrow and Security Agreement and compliance by the Issuers and each of the Guarantors with the terms thereof and the consummation of the Transactions will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any Lien upon any property or assets of the Partnership Entities or the Target, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Partnership Entities or the Target is a party or by which the Partnership Entities or the Target is bound or to which any of the property or assets of any of the Partnership Entities or the Target is subject; (ii) result in any violation of the provisions of the organizational documents of the Partnership Entities or the Target (collectively, the “Organizational Documents”); or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Partnership Entities or the Target or any of their respective properties or assets in a proceeding to which any of them is a party or their respective properties or assets are bound, except, with respect to clauses (i) and (iii), conflicts or violations that would not reasonably be expected to have a Material Adverse Effect.

(t)                                            No Consents, Authorizations or Approvals.  No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body having jurisdiction over the Issuers, the Guarantors, or any of their respective properties or assets is required for (i) the issuance and sale of the Securities and the issuance of the Guarantees, the grant and perfection of the first-priority security interests pursuant to the Escrow and Security Agreement and compliance by the Issuers and each of the Guarantors with the terms thereof and the issuance of the

Exchange Notes and the related Guarantees or (ii) the execution, delivery and performance of the Transaction Documents or the consummation of the Transactions contemplated hereby and thereby, except (A) for the issuance and sale of the Securities and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under applicable securities laws of any U.S. state, (B) for such consents, approvals, authorizations, orders, filings, registrations or qualifications that have been obtained or made, (C) for any such consents, approvals, authorizations, orders, filings, registrations or qualifications the absence or omission of which would not reasonably be expected to materially impair the ability of any of the Issuers or the Guarantors to consummate the Transactions provided for in this Agreement, (D) as described in the Time of Sale Information and the Offering Memorandum and (E) with respect to the Exchange Securities (including the related Guarantees) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

(u)                                         Governmental Proceedings.  Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Partnership Entities or the Target is a party or of which any property or assets of the Partnership Entities or the Target is subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the Transactions contemplated hereby or thereby; and to the Issuers’ and each Guarantor’s knowledge, no such proceedings are threatened by governmental authorities or others.

(v)                                         Independent Accountants.  KPMG LLP, who has certified the audited consolidated financial statements of the Partnership, which are included and incorporated by reference in the Time of Sale Information and the Offering Memorandum, are independent public accountants with respect to the Partnership Entities within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(w)                                       Title to Properties.  The Partnership Entities have, and as of the Escrow Release Date, the Target will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens, except such Liens (i) as are described in the Time of Sale Information and the Offering Memorandum, (ii) as are permitted by the Senior Secured Credit Facilities, or (iii) that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Partnership Entities as described in the Time of Sale Information and the Offering Memorandum. All assets held under lease by the Partnership Entities are held, and as of the Escrow Release Date, all asset held under lease by the Target will be held, by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Partnership

Entities and the Target, respectively, as described in the Time of Sale Information and the Offering Memorandum.

(x)                                         Intellectual Property. The Partnership Entities own or possess, and upon the Escrow Release Date the Target will own or possess, adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, except as would not reasonably be expected to have a Material Adverse Effect.

(y)                                         Related-Party Transactions.  No relationship, direct or indirect, exists between or among the Partnership Entities or the Target, on the one hand, and the directors, officers, unitholders, customers or suppliers of the Partnership Entities, the Target or the General Partner, on the other hand, that is required to be described in the Time of Sale Information and the Offering Memorandum which is not so described.

(z)                                          Investment Company Act.  The Issuers and the Guarantors are not and, after giving effect to the offer and sale of the Securities by the Issuers and the application of the proceeds therefrom as described under “Use of proceeds” in the Time of Sale Information and the Offering Memorandum, the Issuer and the Guarantors will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(aa)                                  Tax Law Compliance.  The Partnership Entities and the Target have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, and no tax deficiency has been determined adversely to the Partnership Entities or the Target, nor do the Issuers and the Guarantors have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be asserted against the any of the Partnership Entities or the Target, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb)                                  All Necessary Permits. The Partnership Entities and the Target have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Time of Sale Information and the Offering Memorandum, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect or except as described in the Time of Sale Information and the Offering Memorandum. The Partnership Entities and the Target have fulfilled and performed all of their obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect or except as described in the Time of Sale Information and the Offering Memorandum. Neither the Partnership Entities nor the Target has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course, except those that would not reasonably be expected to have a Material Adverse Effect.

(cc)                                    No Labor Disputes. No labor disturbance by or dispute with the employees of the Partnership Entities or the Target exists or, to the knowledge of the Issuers and each Guarantor, is imminent that could reasonably be expected to have a Material Adverse Effect.

(dd)                                  Compliance with and Liability under Environmental Laws.  Except as described in the Time of Sale Information and the Offering Memorandum, the Partnership Entities and the Target (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, failure to receive the required permits or failure to comply with the terms and conditions of such permits, violation, liability, or other obligation would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.  Except as described in the Time of Sale Information and the Offering Memorandum, (x) there are no proceedings that are pending, or known to be contemplated, against the Partnership Entities or the Target under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Issuers and each Guarantor are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Partnership Entities or the Target, and (z) neither the Partnership Entities nor the Target anticipate material capital expenditures relating to Environmental Laws.

(ee)                                    ERISA Compliance. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Partnership nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(ff)                                      Disclosure Controls.  (i) The Partnership Entities maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information is accumulated and communicated to management of the General Partner, including the principal executive officer and principal financial officer of the General Partner, as appropriate, and (iii) to the extent required by Rule 13a-15 of the Exchange Act, such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(gg)                                    Internal Controls. The Partnership Entities maintain internal accounting controls sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Partnership’s financial statements in conformity with GAAP and to maintain accountability for its assets, (iii) access to the Partnership’s assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for the Partnership’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  As of the date of the most recent balance sheet of the Partnership and its consolidated subsidiaries reviewed or audited by KPMG LLP, there were no material weaknesses in the Partnership Entities’ internal controls.

(hh)                                  No Significant Deficiencies.  Since the date of the most recent balance sheet of the Partnership reviewed or audited by KPMG, LLP, (i) the Partnership Entities have not been advised of or become aware of (A) any significant deficiencies or any material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the ability of the Partnership Entities to record, process, summarize and report financial data, or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Partnership Entities; and (ii) there have been no significant changes in internal controls or in other factors that are reasonably likely to materially affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ii)                                          Insurance. The Partnership Entities and the Target carry, or are covered by, insurance from reputable insurers in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Partnership Entities and the Target are in full force and effect; the Partnership Entities are in compliance with the terms of such policies in all material respects; and none of the Partnership Entities or the Target has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no material claims by the Partnership Entities or the Target under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and the Partnership Entities and the Target have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(jj)                                        No Unlawful Contributions or Other Payments.  Neither the Partnership Entities or the Target, nor, to the knowledge of the Issuers and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of any of the Partnership Entities or the Target, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Partnership Entities and the Target have instituted, maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(kk)                                  No Conflict with Money Laundering Laws.  The operations of the Partnership Entities and the Target are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities or the Target with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuers and each of the Guarantors, threatened.

(ll)                                          No Conflict with Sanctions Laws.  Neither the Partnership Entities nor the Target, nor, to the knowledge of the Issuers and each of the Guarantors, any director, officer, agent, employee or affiliate of the Partnership Entities or the Target is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”, the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Partnership Entities or the Target, located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and Crimea (each, a “Sanctioned Country”); and the Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Partnership Entities and the Target have not knowingly engaged in, and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(mm)                  Solvency. On and immediately after the Closing Date, the Issuers and each Guarantor (after giving effect to the issuance and sale of the Securities, the issuance of the Guarantees and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date and entity, that on such date (i) the fair value (and present fair saleable value) of the assets of such entity is not less than the total amount required to pay the probable liability of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance and sale of the Securities and the issuance of the Guarantees as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, such entity does not have, intend to incur or believe that it will incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such entity is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital; and (v) such entity is not a defendant in any civil action that would result in a judgment that such entity is or would become unable to satisfy.

(nn)                                  No Restrictions on Subsidiaries.  Neither the Partnership Entities are currently nor, as of the Escrow Release Date, the Target will be, prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Partnership, from making any other distribution on such subsidiary’s or the Target’s capital stock or similar ownership interest, from repaying to the Partnership any loans or advances to such subsidiary or the Target from the Partnership, except for such restrictions contained in the Senior Secured Credit Facilities, or from transferring any of such subsidiary’s or the Target’s properties or assets to the Partnership or any other Partnership Entity or the Target upon consummation of the Transactions on the Closing Date as described in each of the Time of Sale Information and the Offering Memorandum, or that will be permitted by the Indenture.

(oo)                                  Brokers. None of the Partnership Entities is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(pp)                                  Rule 144A Eligibility.  On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(qq)                                  No Integration.  Neither the Partnership nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(rr)                                        No General Solicitation or Directed Selling Efforts.  None of the Partnership or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(ss)                                      Securities Law Exemptions.  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(tt)                                        No Price Stabilization or Manipulation. The Issuers and each Guarantor have not (i) taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Issuers and the Guarantors or (ii) sold, bid for, purchased or paid any person (other than as contemplated by this Agreement) any compensation for soliciting purchases of the Securities.

(uu)                                  Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuers as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(vv)                                  Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ww)                              Market Data. The statistical and market-related data included or incorporated by reference in the Time of Sale Information and the Offering Memorandum are based on or derived from sources that the Issuers believe to be reliable in all material respects.

(xx)                                  Sarbanes-Oxley Compliance.  There is not and has not been any failure on the part of the Partnership or any of the directors or officers of the General Partner, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, in each case, that are effective and applicable to the Partnership.

4.                                           Further Agreements of the Issuers and the Guarantors.  The Issuers and the Enviva Guarantors jointly and severally covenant and agree, and if applicable, on the Escrow Release Date, the Target, jointly and severally with the Issuers and Enviva Guarantors, covenants and agrees, with each Initial Purchaser that:

(a)                                        Delivery of Copies.  The Issuers will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b)                                        Offering Memorandum, Amendments or Supplements.  Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Issuers will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c)                                         Additional Written Communications.  Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Issuers and the Guarantors will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d)                                        Notice to the Representative.  The Issuers will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Issuers of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuers will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)                                          Time of Sale Information.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)                                           Ongoing Compliance of the Offering Memorandum.  If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g)                                          Blue Sky Compliance.  The Issuers will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that neither the Issuers nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)                                         Clear Market.  During the period from the date hereof through and including the date that is 90 days after the date hereof, the Issuers and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Issuers or any of the Guarantors and having a tenor of more than one year.

(i)                                             Use of Proceeds.  The Issuers will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds.”

(j)                                            Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuers and each of the Guarantors will, during any period in which the Partnership is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)                                         DTC.  The Issuers will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)                                             No Resales by the Issuers. The Issuers will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Issuers or any of their affiliates and resold in a transaction registered under the Securities Act.

(m)                             No Integration.  Neither the Issuers nor any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)                                         No General Solicitation or Directed Selling Efforts.  None of the Issuers or any of their affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)                                         No Stabilization. Neither the General Partner, the Issuers nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p)                                         Escrow and Security Agreement. The Issuers will cause the Representative to deposit the Escrowed Funds into the Escrow Account on the Closing Date and will comply with all of its agreements set forth in the Escrow and Security Agreement.

(q)                                         Escrow Security Interest Perfection. The Issuers will (i) complete on the Closing Date all filings and take all other similar actions required in connection with the perfection of the first-priority security interest in the Escrow Account as and to the extent required by the Escrow and Security Agreement and (ii) take all actions necessary to maintain such first-priority security interest, in each case as and to the extent required by the Escrow and Security Agreement.

(r)                                            Escrow Release Date Deliverables. If the Target executes the Joinder Agreement and the Supplemental Indenture, on the Escrow Release Date, Vinson & Elkins L.L.P., counsel for the Issuers and the Target, shall have furnished to the Representative, at the request of the Issuers, their written opinion, dated the Escrow Release Date and addressed to the Initial Purchasers, to the effect set forth in Annex D hereto. Additionally, the Issuers and the Target shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

(s)                                           Escrow Release Date Documents. Substantially simultaneously with the Escrow Release Date, if applicable, the Target will execute and deliver to the Initial Purchasers the Joinder Agreement, the Supplemental Indenture and the Registration Rights Joinder Agreement, in each case executed and delivered by a duly authorized officer of the Target.

5.                                      Certain Agreements of the Initial Purchasers.     Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) (including any electronic road show) above, (iv) any written communication prepared by such Initial Purchaser and approved by the Partnership and the Representative in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum.

6.                                             Conditions of Initial Purchasers’ Obligations.  The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Issuers and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)                                         Representations and Warranties.  The representations and warranties of the Issuers and the Enviva Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Issuers, the Enviva Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)                                         No Downgrade.  Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by any of the Partnership Entities by either S&P Global Ratings or Moody’s Investors Service, Inc. and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by any of the Partnership Entities (other than an announcement with positive implications of a possible upgrading).

(c)                                          No Material Adverse Change.  No event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)                                         Officer’s Certificate.  The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Issuers and of each Enviva Guarantor who has specific knowledge of the Issuers’ or such Enviva Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Issuers and the Enviva Guarantors in this Agreement are true and correct and that the Issuers and the Enviva Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e)                                          Comfort Letters. (i)  On the date of this Agreement and on the Closing Date, KPMG LLP shall have furnished to the Representative, at the request of the Partnership, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the

Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(ii)                                         the Partnership shall have furnished to the Representative a certificate, dated the Closing Date and addressed to the Initial Purchasers, of its chief financial officer with respect to certain financial data contained in the Time of Sale Information and the Offering Memorandum, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative.

(f)                                           Opinion and 10b-5 Statement of Counsel for the Issuers.  Vinson & Elkins L.L.P., counsel for the Issuers and the Enviva Guarantors, shall have furnished to the Representative, at the request of the Issuers, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative.

(g)                                          Opinion and 10b-5 Statement of Counsel for the Initial Purchasers.  The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Initial Purchasers, of Latham & Watkins LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h)                                         No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(i)                                             Good Standing.  The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Partnership Entities in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(j)                                            Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Issuers and each of the Enviva Guarantors.

(k)                                      DTC. The Securities shall be eligible for clearance and settlement through DTC.

(l)                                             Indenture, Escrow and Security Agreement and Securities. The Indenture and Escrow and Security Agreement shall have been duly executed and delivered by a duly authorized officer of the Issuers, each of the Enviva Guarantors, to the extent a party thereto, the Trustee, and the Escrow Agent, as the case may be, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Issuers and duly authenticated by the Trustee.

(m)                                     Escrow Security Interest Perfection. The Issuers will have completed on the Closing Date all filings and take all other similar actions required in connection with the perfection of the first-priority security interest in the Escrow Account as and to the extent required by the Escrow and Security Agreement.

(n)                                         Additional Documents.  On or prior to the Closing Date, the Issuers and the Enviva Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.                                              Indemnification and Contribution.

(a)                                         Indemnification of the Initial Purchasers.  The Issuers and each of the Enviva Guarantors jointly and severally agree and, if applicable, on the Escrow Release Date, the Target jointly and severally, with the Issuers and the Enviva Guarantors, agrees, to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use therein.

(b)                                         Indemnification of the Issuers and the Guarantors.  Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless (i) as of the date hereof, the Issuers and each of the Enviva Guarantors and, if applicable, upon the execution of the Joinder Agreement, the Target, (ii) each of the directors and officers of the Issuers and the Enviva Guarantors and, if applicable, upon the execution of the Joinder Agreement, of the Target and (iii) each person, if any, who controls the Issuers or any of the Enviva Guarantors and, if applicable, upon the execution of the Joinder Agreement, the Target, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following paragraphs in the Preliminary Offering Memorandum and the Offering Memorandum: paragraphs eight (fourth and fifth sentence only) and paragraph ten under the caption “Plan of distribution.”

(c)                                          Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the

Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred.  Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Issuers, the Guarantors, their respective directors and officers and any control persons of the Issuers and the Guarantors shall be designated in writing by the Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                                         Contribution.  If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities.  The relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                          Limitation on Liability.  The Issuers and the Enviva Guarantors and, if applicable, upon the execution of the Joinder Agreement, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)                                           Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.                                             Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

9.                                              Termination.  This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Issuers, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Issuers or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

10.                                      Defaulting Initial Purchaser.

(a)                                      If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Issuers on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuers may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)                                        If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)                                         If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Issuers or the Guarantors, except that the Issuers and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)                                         Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

11.                                       Payment of Expenses.

(a)                                         Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers and the Enviva Guarantors and, if applicable, the Target, jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Issuers’ and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including  related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (ix) all expenses incurred by the Issuers in connection with any “road show” presentation to potential investors and (x) all expenses incurred by the Escrow Agent, including the fees and disbursements of counsel for the Escrow Agent in connection with the Escrow and Security Agreement.

(b)                                         If (i) this Agreement is terminated pursuant to Section 9, (ii) the Issuers for any reason fail to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Issuers and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

12.                                       Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein . No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

13.                                      Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers.

14.                                       Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; (d) the term “Exchange Act” collectively means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

15.                                       Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

16.                                       Miscellaneous.

(a)                                         Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

(b)                                         Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: 212-270-1063); Attention: Jay Droogan (with a copy to Latham & Watkins LLP, 855 Third Avenue, New York, New York, 10022, fax: 212-751-4864,

Attention: Marc Jaffe, Esq.) Notices to the Issuers and the Guarantors shall be given to them at Enviva Partners, LP, 7200 Wisconsin Ave., Suite 1000, Bethesda, MD 20814, (fax: 240-482-3774); Attention: General Counsel (with a copy to Vinson & Elkins L.L.P., 1001 Fannin Street, Houston, Texas, 77002, fax: 713-758-2236, Attention: Ramey Layne).

(c)                                          Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)                                         Submission to Jurisdiction. The Issuers and each of the Guarantors hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Issuers and each of the Guarantors waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Issuers and each of the Guarantors agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Issuers and each Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which Issuers and each Guarantor, as applicable, is subject by a suit upon such judgment.

(e)                                          Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f)                                           Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(g)                                  Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)                                         Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

ENVIVA PARTNERS, LP

By:	Enviva Partners GP, LLC, as its sole general partner

By:	/s/ Stephen F. Reeves
Name: Stephen F. Reeves
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA PARTNERS FINANCE CORP.

By:	/s/ Stephen F. Reeves
Name: Stephen F. Reeves
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA, LP

By: Enviva Partners GP, LLC, as its sole general partner

By:	/s/ Stephen F. Reeves
	Name:	Stephen F. Reeves
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA MATERIALS, LLC

By:	/s/ Stephen F. Reeves
	Name:	Stephen F. Reeves
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA PELLETS AHOSKIE, LLC

By:	/s/ Stephen F. Reeves
	Name:	Stephen F. Reeves
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA PELLETS AMORY, LLC

By:	/s/ Stephen F. Reeves
	Name:	Stephen F. Reeves
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA PELLETS NORTHAMPTON, LLC

By:	/s/ Stephen F. Reeves
	Name:	Stephen F. Reeves
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA PELLETS SOUTHAMPTON, LLC

By:	/s/ Stephen F. Reeves
	Name:	Stephen F. Reeves
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA PORT OF CHESAPEAKE, LLC

By:	/s/ Stephen F. Reeves
	Name:	Stephen F. Reeves
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA PELLETS COTTONDALE, LLC

By:	/s/ Stephen F. Reeves
	Name:	Stephen F. Reeves
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA ENERGY SERVICES, LLC

By:	/s/ Stephen F. Reeves
	Name:	Stephen F. Reeves
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

ENVIVA PELLETS PERKINSTON, LLC

By:	/s/ Stephen F. Reeves
	Name:	Stephen F. Reeves
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Purchase Agreement]

Accepted: As of the date first written above

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the

several Initial Purchasers listed

in Schedule 1 hereto.

By:	/s/ Cornelius J. Droogan
Authorized Signatory
Cornelius J. Droogan
Managing Director

[Signature Page to Purchase Agreement]

Schedule 1

Initial Purchaser	Principal Amount
J.P. Morgan Securities LLC	$195,000,000.00
Citigroup Global Markets Inc.	$60,000,000.00
Barclays Capital Inc.	$15,000,000.00
Goldman, Sachs & Co.	$15,000,000.00
RBC Capital Markets, LLC	$15,000,000.00
Total	$300,000,000.00

Schedule 2

Guarantors

Entity Name

Enviva, LP

Enviva Materials, LLC

Enviva Pellets Ahoskie, LLC

Enviva Pellets Amory, LLC

Enviva Pellets Northampton, LLC

Enviva Pellets Southampton, LLC

Enviva Port of Chesapeake, LLC

Enviva Pellets Cottondale, LLC

Enviva Energy Services, LLC

Enviva Pellets Perkinston, LLC

Schedule 3

Subsidiaries

Entity Name	Jurisdiction of Formation
Enviva GP, LLC	Delaware
Enviva, LP	Delaware
Enviva Pellets Ahoskie, LLC	Delaware
Enviva Pellets Amory, LLC	Delaware
Enviva Materials, LLC	Delaware
Enviva Pellets Northampton, LLC	Delaware
Enviva Pellets Southampton, LLC	Delaware
Enviva Port of Chesapeake, LLC	Delaware
Enviva Pellets Perkinston, LLC	Delaware
Enviva Pellets Cottondale, LLC	Delaware
Enviva Energy Services, LLC	Delaware
Enviva Pellets Wiggins, LLC	Mississippi

ANNEX A

Additional Time of Sale Information

1.              Term sheet containing the terms of the Securities, substantially in the form of Annex B.

ANNEX B

Term Sheet

STRICTLY CONFIDENTIAL

Enviva Partners, LP

Enviva Partners Finance Corp.

$300,000,000 8.500% Senior Notes due 2021

October 20, 2016

PRICING SUPPLEMENT

This Pricing Supplement, dated October 20, 2016, is qualified (except as set forth below) in its entirety by reference to the Preliminary Offering Memorandum dated October 17, 2016 of Enviva Partners, LP and Enviva Partners Finance Corp., and should be read in conjunction with the Preliminary Offering Memorandum.  The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information therein to the extent it is inconsistent with the information in the Preliminary Offering Memorandum.  Capitalized terms used in this Pricing Supplement but not defined have the meanings given them in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction. The notes may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) except in transactions exempt from, or not subject to, the registration requirements of the Securities Act. Accordingly, the notes are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuers	Enviva Partners, LP
Enviva Partners Finance Corp.

Title of Securities	8.500% Senior Notes due 2021 (the “notes”)

Aggregate Principal Amount	$300,000,000

Distribution	144A/Regulation S with registration rights

Maturity Date	November 1, 2021

Offer Price	100.000%, plus accrued interest, if any, from November 1, 2016

Coupon	8.500%

Yield to Maturity	8.500%

Benchmark Treasury	UST 1.125% due September 30, 2021

Spread to Benchmark Treasury	+725 basis points

Interest Payment Dates	May 1 and November 1 of each year, beginning on May 1, 2017

Record Dates	April 15 and October 15 of each year

Ratings*	B2 (Moody’s) / B+ (S&P)

Trade Date	October 20, 2016

Settlement Date	November 1, 2016 (T+8)

It is expected that delivery of the notes will be made against payment therefor on or about November 1, 2016, which is the eighth business day following the date hereof (such settlement cycle being referred to as “T+8”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in three business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on the date of pricing or the next four business days will be required, by virtue of the fact that the notes initially will settle in T+8, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes on the date of pricing or the next four business days should consult their own advisors.

Optional Redemption

On or after the following dates and at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest, if redeemed during the twelve-month period beginning on November 1 of the years indicated below:

	Year	Price
	2018	104.250%
	2019	102.125%
	2020 and thereafter	100.000%

Make-Whole Redemption	Prior to November 1, 2018, make-whole at T+50 bps

Equity Clawback	Up to 35% at 108.5% prior to November 1, 2018

Change of Control	101% plus accrued and unpaid interest

Joint Book-Running Managers	J.P. Morgan Securities LLC
Citigroup Global Markets Inc.

Co-Managers	Barclays Capital Inc.
Goldman, Sachs & Co.
RBC Capital Markets, LLC

CUSIP Numbers	Rule 144A: 29413X AA5
Regulation S: U2937R AA9

ISIN Numbers	Rule 144A: US29413XAA54
Regulation S: USU2937RAA96

Denominations	Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of these notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.

This communication is being distributed in the United States solely to Qualified Institutional Buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, and outside the United States solely to Non-U.S. persons as defined under Regulation S.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded.  Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a)                                 Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b)                                 Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)                                     Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii)                                  None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii)                               At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act.  Terms used above have the meanings given to them by Regulation S.

(iv)                              Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the

Securities, except with its affiliates or with the prior written consent of the Partnership.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

(c)                                  Each Initial Purchaser acknowledges that no action has been or will be taken by the Issuers that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

ANNEX D

Escrow Release Date V&E Opinion

ANNEX E

[Form of Joinder Agreement]

$300,000,000

Enviva Partners, LP Enviva Partners Finance Corp.

8.50% Senior Notes due 2021

JOINDER TO THE PURCHASE AGREEMENT

J.P. Morgan Securities LLC
As Representative of the
several Initial Purchasers listed
in Schedule 1 hereto

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

, 201[6/7]

Ladies and Gentleman:

Reference is hereby made to the purchase agreement (the “Purchase Agreement”) dated as of October 20, 2016 among Enviva Partners, LP, a Delaware limited partnership (the “Partnership”), Enviva Partners Finance Corp., a Delaware corporation (the “Finance Corp.” and together with the Partnership, the “Issuers”), the Enviva Guarantors (as defined therein), and the Initial Purchasers relating to the issuance and sale of the Securities (as defined therein).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.  This is the Joinder to the Purchase Agreement (this “Agreement”) referred to in the Purchase Agreement.

1.             Joinder.  [•] (the “Target”) agrees that it will be bound by the terms, conditions, covenants, agreements, representations, warranties, acknowledgments and other provisions of the Purchase Agreement with all attendant rights, duties and obligations stated therein (including without limitation, the obligations of an indemnifying party thereunder), with the same force and effect as if it had executed the Purchase Agreement as a Guarantor on the date thereof.

Annex I -1

2.          Representations, Warranties and Agreements.  The Target hereby represents and warrants to, and agrees with, the Initial Purchasers on and as of the date hereof that:

(a) it has the full right, power and authority to execute and deliver the Transaction Documents to which it is or will become party and to perform its obligations thereunder and under the Purchase Agreement; and all actions (corporate or other) required to be taken by the Target for the due and proper authorization, execution and delivery of each of the Transaction Documents,  to the extent a party thereto, and the consummation of the transactions contemplated thereby has been duly and validly taken; and

(b) the representations, warranties and agreements of the Target set forth in the Purchase Agreement were true and correct on and as of the Time of Sale and the Closing Date.

3.            Full Force and Effect of Purchase Agreement.  This Joinder Agreement does not cancel, extinguish, limit or otherwise adversely affect any right or obligation of the parties under the Purchase Agreement.  The parties hereto acknowledge and agree that all of the provisions of the Purchase Agreement shall remain in full force and effect in accordance with their terms.

4.            Representation and Warranties to Survive.  Any termination of this Joinder Agreement will not affect the respective agreements, representations, warranties, and other statements of the other parties to the Purchase Agreement or any other joinder agreement.

5.            Governing Law. This Joinder Agreement and any claim, controversy or dispute relating to or arising out of this Joinder Agreement, shall be governed by, and construed in accordance with the laws of, the State of New York applicable to agreements made and to be performed in said State.

6.             Counterparts. This Joinder Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

7.             Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

8.            Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof

Annex I -2

IN WITNESS WHEREOF, the undersigned has executed this agreement this       day of               , 201[6].

[•]

By:
Name:
Title:

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EXHIBIT A

Form of Registration Rights Agreement

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated November 1, 2016 (this “Agreement”) is entered into by and among Enviva Partners, LP, a Delaware limited partnership (the “Partnership”), Enviva Partners Finance Corp., a Delaware corporation (the “Finance Corp.” and together with the Partnership, the “Issuers”), and the guarantors listed in Schedule 1 hereto (the “Initial Guarantors”), and J.P. Morgan Securities LLC (“J.P. Morgan”), as representative of the several initial purchasers listed in Schedule 2 hereto (the “Initial Purchasers”).

On the Escrow Release Date (as defined below), if the Acquisition (as defined below) is consummated as a purchase of equity interests of one or more entities owning the Sampson plant (as defined below) and related assets (the “Target”), then the Target will execute the Joinder to this Agreement in Annex A (the “Joinder”) and the Target will, without any further action by any other person, become a party to this Agreement. Until the Target executes the Joinder, the Target (including, without limitation, its directors and officers) has no rights or obligations under this Agreement.

The Issuers, the Guarantors and the Initial Purchasers are parties to the Purchase Agreement dated October 20, 2016 (the “Purchase Agreement”), which provides for the sale by the Issuers to the Initial Purchasers of $300,000,000 aggregate principal amount of the Issuers’ 8.50% Senior Notes due 2021 (the “Securities”) which will be guaranteed on an unsecured senior basis by each of the Guarantors.  As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuers and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.                                     Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of the Partnership that executes a Guarantee under the Indenture after the date of this Agreement.

“Acquisition” shall mean the Partnership’s acquisition of (i) the entity which owns the Sampson plant (or the Sampson plant itself and related assets), (ii) the ten-year, 420,000 MTPY off-take contract with an affiliate of DONG Energy Thermal Power A/S, a Danish power generator, (iii) a 15-year, 95,000 MTPY off-take agreement with the Hancock JV and (iv) a third party shipping contract.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Escrow Release Date” shall have the meaning in the Indenture.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Issuers and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Issuers and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Finance Corp.” shall have the meaning set forth in the preamble and shall also include Finance Corp.’s successors.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Issuers or used or referred to by the Issuers in connection with the sale of the Securities or the Exchange Securities.

“Guarantees” shall mean the guarantees of the Securities and guarantees of the Exchange Securities by the Guarantors under the Indenture.

“Guarantors” shall mean the (i) Initial Guarantors, (ii) upon the execution of the Joinder, if applicable, the Target and (iii) any Additional Guarantors and any Guarantor’s successor that Guarantees the Securities.

“Hancock JV” shall mean the joint venture between the Partnership’s sponsor and affiliates of John Hancock Life Insurance Company.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that, for purposes of Section 4 and Section 5 hereof, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

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“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of November 1, 2016 among the Issuers, the Guarantors and Wilmington Trust, National Association, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiv) hereof.

“Issuer Information” shall have the meaning set forth in Section 5(a) hereof.

“Issuers” shall mean Enviva Partners, LP and Enviva Partners Finance Corp.

“Joinder” shall mean the Joinder to this Agreement in Annex A.

“J.P. Morgan” shall have the meaning set forth in the preamble.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Issuers or any of their affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Issuers shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder by the Issuers upon receipt of a Shelf Request from such Holder.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Participating Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 2(b) hereof.

“Partnership” shall have the meaning set forth in the preamble and shall also include the Partnership’s successors.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

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“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has become effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities cease to be outstanding or (iii) except in the case of Securities that otherwise remain Registrable Securities and that are held by an Initial Purchaser and that are ineligible to be exchanged in the Exchange Offer, when the Exchange Offer is consummated.

“Registration Default” shall mean the occurrence of any of the following: (i) the Exchange Offer is not completed on or prior to the Target Registration Date, (ii) the Shelf Registration Statement, if required pursuant to Section 2(b)(i) or Section 2(b)(ii) hereof, has not become effective on or prior to the Target Registration Date, (iii) if the Issuers receive a Shelf Request pursuant to Section 2(b)(iii), the Shelf Registration Statement required to be filed thereby has not become effective by the later of (a) the Target Registration Date and (b) 90 days after delivery of such Shelf Request, (iv) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement, at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period or (v) the Shelf Registration Statement, if required by this Agreement, has become effective and thereafter, on more than two occasions in any 12-month period during the Shelf Effectiveness Period, the Shelf Registration Statement ceases to be effective or the Prospectus contained therein ceases to be usable, in each case whether or not permitted by this Agreement.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuers and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance

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of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuers and the Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Participating Holders (which counsel shall be selected by the Participating Holders holding a majority of the aggregate principal amount of Registrable Securities held by such Participating Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent registered public accountants of the Issuers and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Issuers and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Sampson plant” shall mean a contracted wood pellet production plant located in Sampson County, NC.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuers and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by a majority in aggregate principal amount of the Securities held by the Participating Holders) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

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“Staff” shall mean the staff of the SEC.

“Target” shall mean one or more entities owning the Sampson plant and related assets.

“Target Registration Date” shall mean 365 days after October [•], 2016.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.                                           Registration Under the Securities Act.  (a)  To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Issuers and the Guarantors shall use their reasonable best efforts to (x) cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities and (y) have such Registration Statement become and remain effective until 180 days after the last Exchange Date for use by one or more Participating Broker-Dealers.  The Issuers and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their reasonable best efforts to complete the Exchange Offer not later than 60 days after such effective date.

The Issuers and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)                                     that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)                                  the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii)                               that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv)                              that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with

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the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v)                                 that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address specified in the notice, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Issuers and the Guarantors that (1) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (2) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (3) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Issuers or any Guarantor and (4) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Issuers and the Guarantors shall:

(I)                                   accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(II)                              deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Issuers and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder.

The Issuers and the Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

(b)                                        In the event that (i) the Issuers and the Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) hereof is not available or the Exchange Offer may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any

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other reason completed by the Target Registration Date or (iii) upon receipt of a written request (a “Shelf Request”) from any Initial Purchaser representing that it holds Registrable Securities that are or were ineligible to be exchanged in the Exchange Offer, the Issuers and the Guarantors shall use their reasonable best efforts to cause to be filed as soon as practicable after such determination, date or Shelf Request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement become effective; provided that no Holder will be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming a part of such Shelf Registration Statement, until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder to the Issuers as is contemplated by Section 3(b) hereof.

In the event that the Issuers and the Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Issuers and the Guarantors shall use their reasonable best efforts to file and have become effective both an Exchange Offer Registration Statement pursuant to Section 2(a) hereof with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer.

The Issuers and the Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the Securities cease to be Registrable Securities (the “Shelf Effectiveness Period”).  The Issuers and the Guarantors further agree to supplement or amend the Shelf Registration Statement, the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement, Prospectus or Free Writing Prospectus, as the case may be, to become usable as soon as thereafter practicable.  The Issuers and the Guarantors agree to furnish to the Participating Holders copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c)                                         The Issuers and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof.  Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d)                                 An Exchange Offer Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.  A Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become

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effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

If a Registration Default occurs, the interest rate on the Registrable Securities will be increased by (i) 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 1.00% per annum.  A Registration Default ends when the Securities cease to be Registrable Securities or, if earlier, (1) in the case of a Registration Default under clause (i) of the definition thereof, when the Exchange Offer is completed, (2) in the case of a Registration Default under clause (ii) or clause (iii) of the definition thereof, when the Shelf Registration Statement becomes effective or (3) in the case of a Registration Default under clause (iv) or clause (v) of the definition thereof, when the Shelf Registration Statement again becomes effective or the Prospectus again becomes usable.  If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on such next date that there is no Registration Default.

(e)                                          Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuers and the Guarantors acknowledge that any failure by the Issuers or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers’ and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

3.                                              Registration Procedures.  (a) In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Issuers and the Guarantors shall as expeditiously as possible:

(i)                                     prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (A) shall be selected by the Issuers and the Guarantors, (B) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (C) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii)                                         prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so

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supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii)                                      to the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Issuers or the Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iv)                                   in the case of a Shelf Registration, furnish to each Participating Holder, to counsel for the Initial Purchasers, to counsel for such Participating Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, preliminary prospectus or Free Writing Prospectus, and any amendment or supplement thereto, as such Participating Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and, subject to Section 3(c) hereof, the Issuers and the Guarantors consent to the use of such Prospectus, preliminary prospectus or such Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Participating Holders and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or such Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(v)                                        use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Participating Holder shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Participating Holders in connection with any filings required to be made with FINRA; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Participating Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Participating Holder; provided that neither the Issuers nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(vi)                                   notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Participating Holder and counsel for such Participating Holders promptly and, if requested by any such Participating Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective, when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or any Free Writing Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or any Free Writing Prospectus or for additional

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information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Issuers of any notice of objection of the SEC to the use of a Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of a Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Issuers or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Issuers or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any Free Writing Prospectus in order to make the statements therein not misleading and (6) of any determination by the Issuers or any Guarantor that a post-effective amendment to a Registration Statement or any amendment or supplement to the Prospectus or any Free Writing Prospectus would be appropriate;

(vii)                                   use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2) under the Securities Act, including by filing an amendment to such Registration Statement on the proper form, at the earliest possible moment and provide immediate notice to each Holder or Participating Holder of the withdrawal of any such order or such resolution;

(viii)                                in the case of a Shelf Registration, furnish to each Participating Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(ix)                                      in the case of a Shelf Registration, cooperate with the Participating Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Participating Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

(x)                                         upon the occurrence of any event contemplated by Section 3(a)(vi)(5) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to the applicable Exchange Offer Registration Statement or Shelf Registration Statement or the related Prospectus or any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable

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Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Issuers and the Guarantors shall notify the Participating Holders (in the case of a Shelf Registration Statement) and the Initial Purchasers and any Participating Broker-Dealers known to the Issuers (in the case of an Exchange Offer Registration Statement) to suspend use of the Prospectus or any Free Writing Prospectus as promptly as practicable after the occurrence of such an event, and such Participating Holders, such Participating Broker-Dealers and the Initial Purchasers, as applicable, hereby agree to suspend use of the Prospectus or any Free Writing Prospectus, as the case may be, until the Issuers and the Guarantors have amended or supplemented the Prospectus or the Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(xi)                                     a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or a Free Writing Prospectus or of any document that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the Participating Holders and their counsel) and make such of the representatives of the Issuers and the Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) available for discussion of such document; and the Issuers and the Guarantors shall not, at any time after initial filing of a Registration Statement, use or file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus or a Free Writing Prospectus, or any document that is to be incorporated by reference into a Registration Statement, a Prospectus or a Free Writing Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Participating Holders or their counsel) shall object;

(xii)                                  obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

(xiii)                               cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiv)                              in the case of a Shelf Registration, make available for inspection by a representative of the Participating Holders (an “Inspector”), any Underwriter participating in any

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disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority in aggregate principal amount of the Securities held by the Participating Holders and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Partnership and its subsidiaries, and cause the respective officers, directors and employees of the Issuers and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that if any such information is identified by the Issuers or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter);

(xv)                          in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar securities issued or guaranteed by the Issuers or any Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

(xvi)                       if reasonably requested by any Participating Holder, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Participating Holder as such Participating Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Issuers have received notification of the matters to be so included in such filing;

(xvii)                    in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Participating Holders and any Underwriters of such Registrable Securities with respect to the business of the Partnership and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Issuers and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Participating Holders and such Underwriters and their respective counsel) addressed to each Participating Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain “comfort” letters from the independent registered public accountants of the Issuers and the Guarantors (and, if necessary, any other registered public accountant of any subsidiary of the Issuers or any Guarantor, or of any business acquired by the Issuers or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Participating Holder (to the extent

13

permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus, Prospectus or Free Writing Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuers and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xviii)  so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by the Partnership of such Additional Guarantor, to execute the Joinder and to deliver the Joinder, together with an opinion of counsel as to the enforceability thereof against such entity, to the Initial Purchasers no later than five Business Days following the execution thereof.

(b)                                         In the case of a Shelf Registration Statement, the Issuers may require each Holder of Registrable Securities to furnish to the Issuers a Notice and Questionnaire and such other information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Issuers and the Guarantors may from time to time reasonably request in writing.

(c)                                          Each Participating Holder agrees that, upon receipt of any notice from the Issuers and the Guarantors of the happening of any event of the kind described in Section 3(a)(vi)(3) or Section 3(a)(vi)(5) hereof, such Participating Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Participating Holder’s receipt of the copies of the supplemented or amended Prospectus and any Free Writing Prospectus contemplated by Section 3(a)(x) hereof and, if so directed by the Issuers and the Guarantors, such Participating Holder will deliver to the Issuers and the Guarantors all copies in its possession, other than permanent file copies then in such Participating Holder’s possession, of the Prospectus and any Free Writing Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d)                                         If the Issuers and the Guarantors shall give any notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Issuers and the Guarantors shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus or any Free Writing Prospectus necessary to resume such dispositions. The Issuers and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 30 days for each suspension and there shall not be more than two suspensions in effect during any 365-day period.

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(e)                                          The Participating Holders who desire to do so may sell such Registrable Securities in an Underwritten Offering.  In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering.

4.                                             Participation of Broker-Dealers in Exchange Offer.  (a)  The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Issuers and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers (or, to the extent permitted by law, made available to purchasers) to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b)                                         In light of the above, and notwithstanding the other provisions of this Agreement, the Issuers and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) hereof), in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above.  The Issuers and the Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 4.

(c)                                         The Initial Purchasers shall have no liability to the Issuers, any Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) hereof.

5.                                              Indemnification and Contribution.  (a)  The Issuers and each Guarantor, jointly and severally, agree to indemnify and hold harmless (i) each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue

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statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Issuers in writing through J.P. Morgan or any selling Holder, respectively, expressly for use therein.  In connection with any Underwritten Offering permitted by Section 3, the Issuers and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information.

(b)                                        Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Issuers and the Guarantors, each officer of the Issuers and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Issuers, the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Issuers in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus.

(c)                                         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this

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Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by J.P. Morgan, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                                 If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such

17

proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of the Issuers and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                          The Issuers, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.

(f)                                  The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g)                                  The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Issuers or the Guarantors or the officers or directors of or any Person controlling the Issuers or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

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6.                                              General.

(a)                                         No Inconsistent Agreements.  The Issuers and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Issuers or any Guarantor under any other agreement and (ii) neither the Issuers nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b)                                         Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuers and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.  Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c)                                          Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Issuers by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Issuers and the Guarantors, initially at the Issuers’ address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d)                                 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture.  If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and

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provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuers or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e)                                  Third Party Beneficiaries.  Each Holder shall be a third party beneficiary to the agreements made hereunder  between the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f)                                   Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)                                  Headings.  The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(h)                                 Governing Law.  This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York.

(j)                                    Entire Agreement; Severability.  This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.  If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  The Issuers, the Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which  comes as close as possible to that of the invalid, void or unenforceable provisions.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ENVIVA PARTNERS, LP

By: Enviva Partners GP, LLC, as its sole general partner

By:
	Name:	William H. Schmidt, Jr.
	Title:	Executive Vice President, General
Counsel and Secretary

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ENVIVA PARTNERS FINANCE CORP.

By:
	Name:	William H. Schmidt, Jr.
	Title:	Executive Vice President, General
Counsel and Secretary

ENVIVA, LP

By:	Enviva Partners GP, LLC, as its sole general partner

By:
Name:
Title:

ENVIVA MATERIALS, LLC

By:
Name:
Title:

ENVIVA PELLETS AHOSKIE, LLC

By:
Name:
Title:

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ENVIVA PELLETS AMORY, LLC

By:
Name:
Title:

ENVIVA PELLETS NORTHAMPTON, LLC

By:
Name:
Title:

ENVIVA PELLETS SOUTHAMPTON, LLC

By:
Name:
Title:

22

ENVIVA PORT OF CHESAPEAKE, LLC

By:
Name:
Title:

ENVIVA PELLETS COTTONDALE, LLC

By:
Name:
Title:

ENVIVA ENERGY SERVICES, LLC

By:
Name:
Title:

ENVIVA PELLETS PERKINSTON, LLC

By:
Name:
Title:

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Confirmed and accepted as of the date first above written:

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several Initial Purchasers

By
Authorized Signatory

Schedule 1

Initial Guarantors

Enviva, LP

Enviva Materials, LLC

Enviva Pellets Ahoskie, LLC

Enviva Pellets Amory, LLC

Enviva Pellets Northampton, LLC

Enviva Pellets Southampton, LLC

Enviva Port of Chesapeake, LLC

Enviva Pellets Cottondale, LLC

Enviva Energy Services, LLC

Enviva Pellets Perkinston, LLC

Enviva Energy Services, LLC

Schedule 2

Initial Purchasers

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Barclays Capital Inc.

Goldman, Sachs & Co.

RBC Capital Markets, LLC

Annex A

Joinder to Registration Rights Agreement

The undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor (as defined in the Registration Rights Agreement, dated [•], 201[6/7] by and among Enviva Partners, LP, a Delaware limited partnership (the “Partnership”), Enviva Partners Finance Corp., a Delaware corporation (the “Finance Corp.” and together with the Partnership, the “Issuers”), the guarantors party thereto and J.P. Morgan Securities LLC, on behalf of itself and the other Initial Purchasers) to be bound by the terms and provisions of such Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as the “Guarantor” and as if such Guarantor executed the Registration Rights Agreement on the date thereof.

IN WITNESS WHEREOF, the undersigned has executed this Joinder as of          , 201  .

[GUARANTOR]

By
Name:
Title: